EXHIBIT 99.1

SEACOAST ANNOUNCES BOARD OF DIRECTORS UPDATE

Selects Two New Directors

Grants Non-Voting Observer Status to Representative of Basswood Capital Management

Highlights Seacoast’s Strong 2015 Operating and Financial Performance and 2016 Growth Targets; Impressive Returns from Investments in Digital and Mobile Technology

STUART, Fla., March 23, 2016 -- Seacoast Banking Corporation of Florida (“Seacoast”) (NASDAQ: SBCF) today announced the selection of two new highly qualified directors:

•	Herb Lurie, Senior Advisor, Guggenheim Securities

•	Tim Huval, Senior Vice President, Chief Human Resources Officer, Humana

Following the appointment of Lurie and Huval, Seacoast’s board will consist of 14 directors. Seacoast expects to appoint Lurie to its board of directors at its April board meeting, and expects to appoint Huval at a board meeting to be held after mid-year.

Dennis S. Hudson, III, Chairman and CEO of Seacoast, said, “After a thorough and deliberate selection process that began last Fall, we are delighted to select directors of such outstanding caliber to join Seacoast’s board. Herb and Tim are both well-recognized and highly accomplished executives with deep experience in commercial banking, operations and human resources. The community banking industry is undergoing massive change, and I am confident that Herb and Tim will be instrumental in helping Seacoast implement our transformation strategy and drive continued shareholder value.”

Lurie said, “Seacoast has distinguished itself from other community banks by continuing to invest in its digital platform, driving organic growth and enabling it to benefit from the acquisition of other Florida institutions. I look forward to continuing to work with Seacoast’s management and the board on the execution of its strategy.”

Huval said, “Seacoast is becoming Florida’s preeminent community-based institution by offering its customers digital and mobile services that are on-par with money center banks. I welcome this opportunity to work with Seacoast’s talented management team and board as they continue the bank’s transformation into an engaged and customer-focused institution.”

The Company also announced that it has reached an agreement with Basswood Capital Management (“Basswood”), a substantial shareholder with whom Seacoast has maintained a constructive dialogue for many years. Basswood is currently the Company’s second largest shareholder. Under the terms of the agreement, Seacoast will grant Matthew Lindenbaum, co-founder of Basswood, non-voting observer status at Seacoast’s board of director meetings for a minimum of six months, effective at the board’s next meeting. Basswood has agreed to abide by other certain agreements for the same term.

Hudson said, “We have an active dialogue with our shareholders and welcome the opportunity to consider their perspectives. Our agreement with Basswood, a longtime substantial shareholder, will provide them with additional visibility into Seacoast’s transformation strategy and our corporate governance process.”

“Over the past four years, we have actively recruited new talent to our board to increase its diversity of thought and experience and better align overall board capability with Seacoast’s strategic focus. We have focused considerable attention on board development, during which time we have appointed an independent lead director and, with the two new directors announced today, will have added seven new directors, all of whom have the skills needed to help navigate the changing environment impacting our business. As a result, our overall board composition has been significantly altered across a number of important aspects, creating a vibrant board culture with an unrelenting focus on creating value for all shareholders,” Hudson added.

Strong 2015 Operating and Financial Performance, Well-Positioned to Generate Shareholder Value in 2016 through Continued Execution of Seacoast’s Balanced Growth Strategy

“Seacoast’s board and management believes Seacoast is well-positioned to generate increased shareholder value through the continued execution of its balanced growth strategy. Our full-year 2015 performance demonstrates substantial improvement in earnings and superior customer growth, highlighted by an impressive 214% increase in earnings per share as well as consumer and business loan growth of 61% and 45%, respectively,” Hudson said.

“The execution of our strategy is expected to produce continued earnings per share growth in 2016. Seacoast expects earnings per share of $1.00, representing approximately 32% growth from our 2015 results. Moreover, we expect that Seacoast’s commitment to the ongoing innovation of its industry leading banking platform will drive further operational gains,” Hudson said.

Investments in Digital and Mobile Have Already Borne Fruit, Positioning Seacoast for Continued Value Creation

With respect to the Company’s digital transformation strategy, Hudson noted, “We are well underway in pioneering a business model transformation that has already expanded Seacoast’s digital capabilities, lowering our reliance on capital intensive branches, driving an improvement in customer satisfaction, and positioning the Company for continued value creation in 2016. These investments in digital and analytics capabilities are today reflected in our outsized portfolio performance, as consumer loan growth from cross-sell opportunities was up nearly 50% during 2015, driven by nearly one-quarter of all consumer sales taking place outside of the branch. Additionally, we have substantially increased the mobile adoption rate of all online-enabled customers to 67% at year-end 2015, which is well ahead of our community banking peer group, as reported by FIS Global.”

“Seacoast’s industry leading customer growth, achieved both organically and through acquisitions, has been carefully designed with a conservative risk profile. Our top-ten lending relationships total 39% of risk-based capital, representing an intentional decline from 57% in 2011, and we have decreased our average commercial loan size by 43% during the corresponding period,” Hudson said.

New Board Directors

Herb Lurie, 55, was Senior Managing Director and Chairman of the Financial Institutions Group of Guggenheim Securities, and earlier helped found and lead the financial institutions group at Merrill Lynch. One of the nation’s leading strategic advisors to financial institutions, Lurie has completed scores of financial institution-related transactions. He began his career as M&A and securities attorney at Simpson Thacher & Bartlett. Lurie received an MA in Clinical Psychology from Columbia University in 2004, a JD from the University of California at Berkeley in 1985, and a dual BS in Finance and Economics from the University at Albany in 1982.

Tim Huval, 49, is the Chief Human Resources Officer of Humana Inc., a leading health and well-being company, where he serves as a member of the Management Team and is responsible for all aspects of human resources and business services. Prior to joining Humana, Huval spent 10 years at Bank of America in multiple senior-level roles, including Human Resources executive and Chief Information Officer for Global Wealth & Investment Management. While at Bank of America, Huval served as chair of the Consumer Banking, Business Banking and Enterprise Client Coverage Diversity & Inclusion Business Council. Huval earned a master’s degree in public administration from Brigham Young University, a bachelor’s degree in marketing from Weber State and an associate degree in business management from Salt Lake Community College. He was also awarded an honorary doctorate in Humane Letters from Salt Lake Community College.

About Seacoast Banking Corporation of Florida (NASDAQ: SBCF)

Seacoast Banking Corporation of Florida is one of the largest community banks headquartered in Florida with approximately $3.5 billion in assets and $2.8 billion in deposits as of December 31, 2015. The Company provides integrated financial services including commercial and retail banking, wealth management, and mortgage services to customers through advanced banking solutions, 43 traditional branches of its locally-branded wholly-owned subsidiary bank, Seacoast Bank, and five commercial banking centers. Offices stretch from Ft. Lauderdale, Boca Raton and West Palm Beach north through the Space Coast of Florida, into Orlando, Central Florida and Daytona Beach, and west to Okeechobee and surrounding counties. More information about the Company is available at SeacoastBanking.com.

Cautionary Notice Regarding Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results,  cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, or expect to acquire, as well as statements with respect to Seacoast's objectives, expectations and intentions and other statements that are not historical facts.  Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as "may," "will," "anticipate," "assume," "should," "support", "indicate," "would," "believe," "contemplate," "expect," "estimate," "continue," "further", "point to," "project," "could," "intend" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses.  The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2015, under "Special Cautionary Notice Regarding Forward-looking Statements" and "Risk Factors", and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at  http://www.sec.gov.

Seacoast Contacts:

Jeff Zilka

Edelman

312-240-3389

jeff.zilka@edelman.com

Ted McHugh

Edelman

212-819-4875

ted.mchugh@edelman.com